Exhibit 23.2
                                                                    ------------


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-35299, 333-89571 and 333-52302) of General
DataComm Industries, Inc. of our report dated January 12, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Hartford, CT
January 12, 2005

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